DiaMedica THERAPEUTICS

Nasdaq: DMAC

DM199 CKD Phase Ib Interim Results and Phase II Overview

June 2019

FORWARD LOOKING STATEMENT

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which reflect the Company's current expectation regarding future events. The words “estimate”, “believe”, “anticipate”, “intend”, “expect”, “future,” “plan”, “will,” “may” or “should”, the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the anticipated clinical success and benefits of DM199 as a potential treatment for chronic kidney disease (CKD), the timing of the Company’s clinical programs, including an anticipated Phase II study starting in the second half of 2019 in patients with CKD, and identification of a dose range which the Company believes will restore normal KLK1 levels in CKD patients. Forward-looking statements involve risks and uncertainties that may cause actual results, events, or developments to be materially different from any future results, events, or developments expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, DiaMedica’s plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of CKD and its expectations regarding the benefits of DM199; DiaMedica’s ability to conduct successful clinical testing of DM199 for CKD; the perceived benefits of DM199 over existing treatment options for CKD; ability to obtain required regulatory approvals of DM199 for CKD; the potential size of the markets for DM199 and the Company’s ability to serve those markets; the success, cost and timing of planned clinical trials, as well as reliance on collaboration with third parties to conduct clinical trials; its ability to obtain funding for its operations, including funding necessary to complete planned clinical trials and obtain regulatory approvals for DM199 for CKD, and the risks identified under the heading “Risk Factors” in DiaMedica’s annual report on Form 10-K for the fiscal year ended December 31, 2018 filed with the U.S. Securities and Exchange Commission (SEC) and subsequent SEC filings. Except as required by applicable securities laws, DiaMedica undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of existing or new information, future events, or otherwise.

AGENDA

1. Introductory Remarks
2. Phase 1b Interim Results
3. Rationale for DM199 in CKD
4. Overview of Phase II Trial
5. Closing Remarks

POTENTIAL THERAPEUTIC BENEFITS OF DM199: PROTEIN REPLACEMENT THERAPY

Promoting homeostasis: improving blood flow and reducing inflammation throughout the body

DM199 (rKLK1)

Chronic Kidney Disease

↑ renal function
↑ vasodilation
↑ renal blood flow
↓ inflammation
↓ oxidative stress

Acute Ischemic Stroke

↓ ischemic damage
↑ vasodilation
↑ cerebral blood flow
↓ inflammation
↑ neurovascular coupling

Retinopathy

↓ retinal damage
↑ visual acuity
↓ VEGF in eyes
↓ inflammation

Hypertension

↑ blood pressure control
↑ vasodilation

Type II Diabetes

↑ insulin sensitivity
↑ glucose tolerance

- DM199 positioned to replace ACEi and used in combination with ARB

DiaMedica THERAPEUTICS

CHRONIC KIDNEY DISEASE (CKD)
SIGNIFICANT UNMET NEED



Chronic Kidney Disease (CKD)

- **The progressive loss of kidney function leading to dialysis, transplantation and ultimately death**
- **Current standard of care – managing blood pressure**
  - ACEi (i.e. Ramipril) and ARB (i.e. Valsartan, Losartan)
    - Less than 30% patients on required dose due to adverse side effect risks
- **KLK1 (DM199) treatment option to improve kidney function:**
  - Regulate/stabilize blood flow, reduce inflammation, reduce damage to small blood vessels to prevent structural damage
  - Kidney function improvement believed to be **independent of blood pressure control**
  - KLK1 (porcine) approved in Japan & China to treat CKD, retinopathy & hypertension

DiaMedica THERAPEUTICS

GROWING BODY OF DM199/KLK1 CLINICAL EVIDENCE

The Phase Ib in 28 evaluable participants builds on the body of knowledge of KLK1 and the use of approved crude forms (porcine and human urine) in Japan & China

KLK1 Endogenous Protein

- Naturally produced in the body
- KLK1 believed to play vital role in kidney health
- Link between lower KLK1 levels and CKD progression

Crude Forms of KLK1 Used in Asia

- Millions of patients treated in Japan and China for kidney diseases and related disorders with KLK1 derived from porcine (pig) pancreas and human urine

DM199 Strong Safety & Activity Profile

- Safe & well-tolerated in 200+ subjects to date
- Comparable enzymatic activity to crude KLK1
- Kidney improvement anticipated to be independent of blood pressure control

DM199 Positive Phase 1b Data

- Safety & tolerability consistent with past studies
- Identified Phase II CKD dosing levels
- PK consistent with non-CKD patients
- Encouraging signals in NO, PGE_2, eGFR & UACR
- Reinforces understanding of MOA

DM199: CKD phase Ib interim results

Note: The Company expects to publish full results in peer reviewed journal and/or upcoming conference presentation

DM199 CKD PHASE Ib TRIAL DESIGN

Key objectives of Phase 1b:

Evaluate the safety, tolerability, PK and PD of DM199 in CKD participants

Phase Ib, Multi-Center US, Randomized, multi Dose
- 32 CKD participants (Cohort 1 N=24, Cohort 2 N=8)
- 3 dose levels – single dose
- 2 Cohorts (moderate & severe CKD subjects)



Endpoint
DM199 3 μg/kg (moderate & severe)
DM199 5 μg/kg (moderate)
DM199 8 μg/kg (moderate)
Phase Ib to select dose for phase II
Day 1
Day 11

Primary and secondary endpoints over 11 days:
- Safety & Tolerability
- Pharmacokinetics (PK)
- Pharmacodynamics (PD) and biomarkers:
  - Nitric oxide, prostaglandin, urine albumin to creatinine ratio (UACR), eGFR, blood pressure & others

DiaMedica THERAPEUTICS

DM199 CKD PHASE Ib SAFETY AND TOLERABILITY RESULTS SUPPORT ADVANCING TO PHASE II

Safety & tolerability profile consistent with prior studies

Safety and tolerability:

- DM199 was safe and well-tolerated with no drug related SAE's
- No discontinuations due to treatment related AEs
- AE reported were very typical for this type of study, patient population, and drug route
- AE observed in 31 participants:
  - Orthostatic hypotensive (n=9)
  - Injection site reaction (n=4)
  - Headache (n=3)
  - Diarrhea (n=3)
  - Misc. heartburn, dry mouth, nausea (n=5)

All AE's were minor, resolved without intervention and consistent with anticipated AEs in this patient population

Study Supports advancing to Phase II study in 2H 2019

DM199: CKD PHASE Ib PK SUPPORT INFREQUENT DOSING

Identified dose level and frequency for Phase II CKD studies

Displayed well-behaved PK profile
- Dose-proportional serum drug exposure levels
- Consistent with previous non-CKD participants

Half-life supports infrequent dosing
- Serum half-life supports dosing 2x per week without change to formulation
- Opportunity for future long-acting formulation to further reduce dosing frequency



Pharmacokinetic (PK) data at 3 Dose Levels
Plasma [DM199] (ng/ml)
0
1
2
3
4
5
6
7
Time (Hours)
0
60
120
180
240
Normal KLK1 Range
3 ug/kg (moderate)
5 ug/kg (moderate)
8 ug/kg (moderate)

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DM199 CKD PHASE 1B PK IN MODERATE & SEVERE PARTICIPANTS

Similar PK profile between severe and moderate participants

Moderate & severe CKD patients similar PK profile

- No dosing adjustments needed based on kidney function
- Do not anticipate full renal study will be be required based on results



Plasma [DM199] (ng/ml)
2
1
0
0
60
120
180
240
Time (Hours)
3 ug/kg (moderate)
3 ug/kg (severe)

DM199 CKD PHASE 1B OVERALL TREND ANALYSIS FOR NO, PGE_2 AND UACR

Observed trends in NO, PGE_2 and UACR with peak values at 24 hours
Trends correspond with greatest eGFR improvement



NO (N=28)
35%
30%
25%
20%
15%
10%
5%
0%
(5%)
(10%)
% Change
*
35.2%
4.0%
(6.8%)
0
6 HRS
24 HRS
72 HRS
PGE2 (N=27)
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% Change
*
41.2%
31.1%
23.2%
0
6 HRS
24 HRS
72 HRS
UACR (N=16)1
0%
(2%)
(4%)
(6%)
(8%)
(10%)
(12%)
(14%)
(16%)
(18%)
(20%)
% Change
0
6 HRS
24 HRS
72 HRS
(1.8%)
(4.3%)
(18.7%)
Mean
Median

[1] Excludes participants with normal baseline UACR levels (<30)

* P = <0.05, t-test

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DM199 CKD PHASE 1B OVERALL eGFR DATA – EARLY SIGNAL

Estimated glomerular filtration rate (eGFR) – measure of kidney function



eGFR Change (mL/Min/1.73²)
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0
6 HRS
24 HRS
72 HRS
Time After Dosing
*
**
3.21
4.08
2.13
N=28
Mean
Median

Time After Dosing	% of Patients With An Increase in eGFR
6 Hours	75.0%
24 Hours	82.1%
72 Hours	71.4%

* P = <0.05, t-test

** P = <0.01, t-test

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DM199 CKD PHASE 1b PD AND BIOMARKERS BY DOSE LEVELS FOR NO, PGE_2, eGFR AND UACR

DM199 by dose @ 3, 5 and 8 µg/kg



NO
Umol/L
70
60
50
40
30
20
10
0
**
3 ug/kg
5 ug/kg
8 ug/kg
PGE2
pg/ml
1,400
1,200
1,000
800
600
400
200
0
*
3 ug/kg
5 ug/kg
8 ug/kg
eGFR
ml/min/1.73²
60
50
40
30
20
10
0
*
*
*
3 ug/kg
5 ug/kg
8 ug/kg
Baseline
6 Hrs
24 Hrs
72 Hrs
240 Hrs

* P = <0.05, t-test
** P = <0.01, t-test

DiaMedica THERAPEUTICS

DM199 POSITIVE CKD PHASE 1B INTERIM RESULTS

Achieved primary endpoints and secondary objectives

Well-tolerated with no apparent safety signals

- No dose-limiting toxicities identified
- No discontinuations or serious adverse events (SAE)

Identified Phase II CKD dosing

- PK profile unaffected by stage of kidney disease (moderate/severe/T1D)
- PK profile consistent with prior studies in non-CKD participants
  - Consistent PK profile indicates kidney function does not impact clearance of DM199
  - Full renal characterization studies may not be required
- Dosing levels for Phase II studies identified

Encouraging early overall signals of mechanism of action, changes at 24 hours

- Nitric oxide (NO) ↑ 35.2% ($p<0.05$)
- Prostaglandin E_2 (PGE_2) ↑ 41.2% ($p<0.05$)
- eGFR mL/min/1.73^2 ↑ 4.08 ($p<0.01$)
- UACR ↓ 18.7%
- No changes in MMP9, blood pressure or blood glucose during study

Supports advancing to Phase II study in 2H 2019

Rationale for investigating DM199 for CKD

DM199 MECHANISM OF ACTION

DM199 boosts KLK1 levels enabling release of physiological levels of BK when and where needed. Generates beneficial nitric oxide, prostacyclin and anti-inflammatory mediators


EFFECTS ON BRADYKININ
EFFECTS ON BK RECEPTORS
EFFECTS ON RENAL CELLS
EFFECTS ON KIDNEY
DM199
recombinant KLK1
Direct activation of BK2 receptors
BRADYKININ SYNTHESIS
Tissue Kallikrein(KLK1)
LMWK
HMWK
Plasma Kallikrein (PK)
Low
Kidney disease
High
Heredity Angioedema
Regulated & controlled increase of BK levels
BRADYKININ INACTIVATION
Not affected by DM199
BRADYKININ
No cough
No angioedema
No hyperkalemia
BK2 receptors
BK1 receptors
Nitric Oxide
PGI2
Inflammation
Vasodilation
Blood Flow
Inflammation
Fibrosis
Oxidative Stress
Renal Blood Flow
Renal Injury
renal vascular endothelial cell

DM199 to increase low levels of KLK1, BK, BK2 receptors, NO, PGI_2, cGMP and cAMP in patients with CKD

LMWK - low molecular weight kininogen
HMWK - high molecular weight kininogen

DM199 MULTIFUNCTIONAL SERINE PROTEASE

Promoting homeostasis: improving blood flow and reducing inflammation throughout the body

Increases **Tregs**	Tregs	**Suppresses autoimmune response via increased regulatory T cells (Tregs)** • Potential Indications: Type 1 diabetes[1], lupus[2], IgAN & other autoimmune • DM199 increases CD4+, CD25+, Fox3+, Tregs, TGF-b1 & suppresses CD8+
Cleaves **VEGF**	↓ VEGF	**Reduces inflammation & angiogenesis in retina by cleaving VEGF in eyes[3]** • Improved visual acuity & maintained chorioretinal blood flow, anti-VEGF & inflammation effects in diabetic macular edema patients • Administered via systemic delivery, instead of eye injections
Activates **ENaC**		**Regulates sodium (Na) and potassium (K)[4]** • Maintains electrolyte balance • Avoiding hyperkalemia, sudden cardiac death

[1] *PlosOne, September 2014, Volume 9, Issue 9.*
[2] *PlosOne* July 2013,Volume 8, Issue 7.
[3] Clinical Ophthalmology 2018:12 1845–1852
[4] Am J Physiol Renal Physiol 303: F540–F550, 2012.

KLK1 (PORCINE) DATA IN PATIENTS HIGHLIGHTS THE POTENTIAL FOR IMPROVING CKD

20+ clinical studies with KLK1 (porcine) demonstrated improvement in albuminuria, renal function and compliments ARB

Meta analysis – KLK1 (porcine) for CKD[1]

"... clinical efficacy of pancreatic KLK1 in treating kidney disease is significant and worthy of wide application."

Clinical Efficacy of Pancreatic Kininogenase in the Treatment of Diabetic Nephropathy: A Systematic Evaluation

By: Xiaozheng Chen, Xi Chen, Jianmin He
(Internal Medicine Dept., Shaoguan Railawy Hospital, Shaoguan city, Guangdong 512023, China)

ABSTRACT
Objective: To evaluate the clinical efficacy of pancreatic kininogenase in the treatment of diabetic nephropathy.
Methods: The methodology were evaluated based on references in the recent 20 years from PubMed, Science Direct, EBSCO host, EMBASE, the Cochrane Library, CNKI, CECDB CQVIP. The researchers performed rigorous evaluation on the quality of the included studies and extracted data. Review Manager 5.0 Software was applied to evaluated the qualified randomized controlled tirals (RCTs).
Results: 12 RCTs were included, involving 762 patients (389 cases in the treatment group and 373 cases in the control group)/ Compared to angiotensin II receptor antagonist (ARB), angiotensin converting enzyme inhibitors (ACEI), alprostadil, pancreatic kininogenase can significantly reduce the urinary albumin excretion rate in the treatment of diabetic nephropathy, thus postponing the pathological process of diabetic nephropathy.
Conclusion: Kininogenase has significant curative effect in the treatment of diabetic nephropathy and is worthy of promotion.

KLK1 (porcine) + ARB treatment for 6 months[2]

UAER improved at 3 and 6 months (84%)


Albuminuria
Urinary Albumin Excretion (UAER) Rate (mg/24h)
150
100
50
0
Placebo
ARB
KLK1+ARB
N=90
*
**
Upper limit of normal kidney function
Baseline
3 Months
6 Months

*P<0.05
**P<0.01

[1] Hainan Medical Journal, 2014-01
[2] Chin J Diabetes, August 2011, Vol 19, No 8.

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DM199 Phase II CKD Trial Overview

DM199 PROTEIN REPLACEMENT THERAPY PIPELINE

Could address a diverse pipeline of indications

PROGRAM	THERAPEUTIC INDICATIONS	DEVELOPMENT STAGE AND ANTICIPATED MILESTONES				
		PRE-	PHASE I	PHASE II	PHASE III	ANTICIPATED MILESTONES
DM199 Kidney Disease	**Phase Ib Dose Ranging**					Enrollment complete June 2019
	IgA Nephropathy (IgAN)					Phase 2 initiation 2H 2019
	CKD and Hypertension in African Americans (APOL1)					Phase 2 initiation 2H 2019
	Type 1 Diabetes or Lupus Nephritis					Planning
DM199 Stroke	**Acute Ischemic Stroke**	*Remedy Study*				Q4 2019 – Q1 2020

DM199 FOR IGA NEPHROPATHY (IgAN)



IGA Nephropathy (IgAN)

Overview
- Cause: IgA, a protein meant to defend the body against foreign invaders, accumulates in the kidneys, attacking glomeruli
- Diagnosis: Hematuria, albuminuria, hypertension
- Prognosis: up to 50% at risk for ESRD within 10-20 years

Prevalence
- ~130,000 to 150,000 in US
- Considered rare disease (NORD)

Rationale
- DM199 increases Tregs and improves autoimmunity in T1D model, could potentially address the underlying autoimmune problems of IgAN and improving kidney function[1]
- No approved treatment for IgAN; only symptoms

[1] Eur Rev Med Pharmacol Sci 2015; 19 (2): 284-288

DM199 FOR AFRICAN AMERICANS WITH CKD (APOL1)



CKD in African Americans & APOL1

Overview

- African Americans 3-4x more likely to suffer kidney failure than Caucasians
  - APOL1 gene variations are 2x more likely to progress to ESRD
- APOL1 is a gene that affects arterial blood flow in kidneys
- CKD shortens life expectancy by 5-11 years

Prevalence

- ~7M African Americans with CKD in US
- ~15% African Americans with APOL1 gene variations

Rationale

- African Americans are more highly salt sensitive
- KLK1 more effective in salt-sensitive *in vivo* models
- African Americans exhibit lower KLK1 levels and renal blood flow
- No approved therapies

DM199 PHASE II CKD DRAFT STUDY DESIGN

Targeting multiple rare / unmet forms of chronic kidney diseases

Phase II, Multi-Center US, Randomized Study

- IgAN & African Americans-APOL1 gene with Kidney Disease cohorts
- ~30 participants per cohort
- Participants to act as their own control


Endpoint
DM199 dose 1
Dosing based on Phase Ib results
DM199 dose 2: option
Day 1
Week 12

Study endpoints at week 12:

- Safety, Tolerability, PK and PD
- Albumin to creatinine ratio (UACR), eGFR, blood pressure and others

DiaMedica THERAPEUTICS

DiaMedica THERAPEUTICS

Nasdaq: DMAC

DM199 Protein replacement therapy - KLK1

Low KLK1 levels associated with kidney disease

Crude form of KLK1 approved and treated millions successfully in Asia

Early DM199 signals in mechanism biomarkers, kidney function & urine albumin

DM199 (recombinant KLK1) as a safe treatment option for CKD patients